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                                                                   Exhibit 10.01


                        ARRIS PHARMACEUTICAL CORPORATION
                          REGISTRATION RIGHTS AGREEMENT


        This Agreement is made as of January 7, 1998, by and among Arris Pharmaceutical Corporation, a Delaware corporation (the "Company"), and the persons and entities listed on the signature pages hereof (the "Holders"), and supersedes in its entirety that certain Registration Rights Agreement dated April 16, 1993 (the "Prior Registration Rights Agreement"), by and among the Company and the parties listed as signatories thereto (the "Stockholders"). The Holders include a majority of the Holders, as that term is defined in the Prior Registration Rights Agreement.

        Pursuant to Section 17 of the Prior Registration Rights Agreement, the registration rights provisions set forth in the Prior Registration Rights Agreement may be amended by the action of the Stockholders. The Company and the Stockholders desire to amend such provisions to amend and restate their obligations with respect to registration rights in this Agreement, which shall for all purposes subsume, supersede and replace the Prior Registration Rights Agreement.

        Now, therefore, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

SECTION 1. [OMITTED]

SECTION 2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        (a) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

        (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

        (c) "Holder" shall mean any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by Sections 5, 6 or 7 hereof have been transferred in compliance with Section 14 hereof.

        (d) "Initiating Holders" shall mean any Holder or Holders of at least fifty one percent (51%) of the shares of Registrable Securities (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalization or combination).

        (e) "Register, "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.


                                       1.
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        (f)     "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public (i) any and all shares of Common Stock of the Company issued or issuable upon conversion of shares of the Company's Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred Stock, or upon exercise of warrants to purchase shares of Common Stock issued pursuant to the terms of that certain Loan and Warrant Agreement dated April 17, 1992 by and between the Company and the parties listed as signatories thereto; (ii) securities added to the terms of this agreement pursuant to Section 17(a); (iii) stock issued in respect of stock referred to in (i) or (ii) above in any reorganization; or (iv) stock issued in respect of the stock referred to in (i), (ii) or (iii) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not properly assigned; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (c) the registration rights associated with such securities have not been terminated pursuant to Section 16 of this Agreement.

        (g) "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

        (h) "Rule 144A" shall mean Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

        (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

SECTION 3. [OMITTED]

SECTION 4. LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained herein, no Holder shall request registration or participate in a registration pursuant to Sections 5, 6 or 7 hereof after the Effective Time of the merger (the "Merger") of a wholly owned subsidiary of the Company ("Merger Sub") with and into Sequana Therapeutics, Inc. ("Sequana") pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of November 2, 1997, among the Company, Merger Sub and Sequana, as amended (the "Reorganization Agreement") and prior to the earlier of (a) the date 90 days after the effective date of a registration statement for the first public offering of securities by the Company after the Effective Time or (b) the first anniversary of the Effective Time.


                                       2.
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SECTION 5. REQUESTED REGISTRATION.

        (a) In case the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or at least 33-1/3% of the issued and outstanding Registrable Securities held by Initiating Holders, the Company shall:

                (i) promptly give written notice of the proposed registration to all other Holders; and

                (ii) as soon as practicable use its best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Holders request to be registered within twenty
(20) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 5:

                        A.      [omitted];

                        B. in any particular state in which the Company would be required to execute a general consent to service or, process in effecting such registration;

                        C. within 120 days following the effective date of any registered offering of the Company's securities to the general public;

                        D. in any registration having an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of less than $5,000,000; or

                        E. after the Company has effected one such registration pursuant to this Section 5 and such registration has been declared or ordered effective, except as provided in Section 6 below.

Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days, after receipt of the request or requests of the Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such ninety-day (90-day) period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90-day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account.

        (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 5. In such event or if an underwriting is required by subsection 5(c), the Company shall include such information in the written notice referred to in subsection


                                       3.
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5(a)(i). In either such event, if so requested in writing by the Company, the
Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within twenty (20) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

        (c)     If the Company is subject to the reporting requirements of
Section 13 or Section 15 of the Exchange Act as a result of the registration of shares of its Common Stock under the Exchange Act, any registration pursuant to this Section 5 must be firmly underwritten if the registration exceeds two percent (2%) of the Company's outstanding Common Stock on an as-converted basis.

SECTION 6. PIGGYBACK REGISTRATION.

        (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-l, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:


                                       4.
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                (i)     give to each Holder written notice thereof as soon as
practicable prior to filing the registration statement; and

                (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection
(b) below.

        (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 6(a)(i). In such event the right of any Holder to registration pursuant to Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public (provided that no shares held by officers and directors of the Company, other than Registrable Securities that may be owned by officers and directors, are included in the registration and underwriting). The Company shall so advise all Holders and the other Holders distributing their securities through such underwriting pursuant to piggy-back registration rights similar to this Section 6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the-respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

SECTION 7. FORM S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, Initiating Holders shall have the right at any time to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

        (a) The Company shall not be required to file a registration statement pursuant to this Section 7 within ninety (90) days of the effective date of any registration referred to in Sections 5 and 6 above.


                                       5.
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        (b)     The Company shall not be required to file a registration
statement pursuant to this Section 7 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000.

        (c) The Company shall not be required to file more than two registration statements pursuant to this Section 7 within any twelve-month period.

The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 7 and shall provide a reasonable opportunity for other Holders to participate in the registration; provided, that if the registration is for an underwritten offering, the following terms shall apply to all participants in such offering. If the registration is for a registered public offering involving an underwriting, the right of any Holder to registration pursuant to Section 7 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders in proportion, as nearly as practicable, to the respective amounts of securities requested by such Holders to be included in such registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

SECTION 8. EXPENSES OF REGISTRATION. In addition to the fees and expenses contemplated by Section 9 hereof, all expenses incurred in connection with one registration pursuant to Section 5 hereof and all registrations pursuant to Sections 6 and 7 hereof, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder.


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SECTION 9. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

        (a) keep such registration pursuant to Sections 5, 6 and 7 continuously effective for periods of one hundred twenty (120), ninety (90) and ninety (90) days, respectively, or, in each case, such reasonable period necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

        (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act; and to keep such registration statement effective for that period of time specified in Section 9(a) above;

        (c) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

        (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

        (e) register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in Section 9(a) above;

        (f) cause all Registrable Securities covered by such registration to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed; and

        (g) cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings.

SECTION 10. INDEMNIFICATION.

        (a) The company will indemnify and hold harmless each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration has been effected pursuant to this Agreement, and each underwriter (as defined in the Securities Act), if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities including any of the foregoing incurred in settlement of any proceeding commenced or threatened (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the


                                       7.
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statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

        (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 10(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

        (c) Each party entitled to indemnification under this Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by


                                       8.
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the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

        (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreement entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 10(d), any Holder, its officers, directors, and partners and any person controlling such Holder is held liable for an amount which exceeds the aggregate proceeds received by such Holder from the sale of Registrable Securities included in a registration, as provided in Section 10(b) above, pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse any such Holder for such Excess Liability.

SECTION 11. LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days in the case of the Company's initial public offering) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent of the outstanding common stock and all officers and directors of the Company are bound by a comparable obligation; provided, however, that nothing herein shall prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

SECTION 12. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

SECTION 13. RULE 144 AND 144A REPORTING. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144 and Rule 144A;

        (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;


                                       9.

        (c) so long as a Holder owns any Registrable Securities, to furnish to each such Holder forthwith upon such Holder's request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and Rule 144A (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as each such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

        For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder's securities shall have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a very brief statement of the nature of the business of the Company and the products and services it offers; and the Company's most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for the two preceding fiscal years (the financial statements should be audited to the extent reasonably available).

SECTION 14. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Sections 5, 6, and 7, may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee who receives at least the number of shares of Registrable Securities needed to remain a party to this Agreement under Section 16(a); provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

SECTION 15. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date these registration rights are granted, the Company shall not, without the prior written consent of the Holders of not less than fifty percent (50%) of the Registrable Securities then held by Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 5, 6 or 7 hereof other than rights identical or subordinate to the rights of any Holder hereunder.

SECTION 16. TERMINATION OF RIGHTS.

        (a) This Agreement shall terminate with respect to any particular Holder at such time as such Holder holds less than 1% of the outstanding voting stock of the Company.

        (b) This Agreement shall terminate at 5:00 p.m. California time on November 19, 2000.


                                      10.

SECTION 17. MISCELLANEOUS.

        (a) AMENDMENTS. This Agreement may be amended only by a writing signed by the Holders of more than fifty percent (50%) of the Registrable Securities, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit additional parties, other than employees, officers or directors of the Company, to be made parties hereto and to become Holders of Registrable Securities and additional securities to become Registrable Securities; provided, however, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the Holders, as set forth above. The Holders hereby specifically consent to future amendments to this Agreement to permit the addition of certain parties as Holders and the addition of certain securities issued to such parties as Registrable Securities in connection with the Merger pursuant to the terms of Section 5.16 of the Reorganization Agreement. For purposes of this Section 17(a), Registrable Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

        (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

        (c) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to the Company's current address at 180 Kimball Way, South San Francisco, California 94080, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage pre-paid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.


                                      11.

        (d) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California without regard to principles of conflict of law.

The foregoing Registration Rights Agreement is executed as of the date first above written.

                             COMPANY:
                             ARRIS PHARMACEUTICAL CORPORATION


                             By:    /s/ Frederick Ruegsegger
                                 -----------------------------------------------
                             Frederick Ruegsegger
                             Title: Chief Financial Officer


                             HOLDERS:
                             PHARMACIA & UPJOHN A.B. (for shares held in the name of Kabi Pharmacia A.B.)


                             By:    /s/ Fredrik Berg and /s/ Hans Sievertson
                                  ----------------------------------------------
                             Name:  Fredrik Berg and Hans Sievertson
                                   ---------------------------------------------
                             Title: VP Legal Affairs and VP Business Development
                                   ---------------------------------------------


                                      12.